                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12

GLF SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                      4.2%
France                       9.6%
Italy                        6.8%
Netherlands                  5.2%
Switzerland                 14.9%
United Kingdom              32.8%
United States               16.5%
Short-Term Investment        6.7%
Other                        3.3%

                                        TOTAL RETURNS
                            SINCE INCEPTION (SEPTEMBER 25, 1998)**
                        ----------------------------------------------
                         WITH SALES CHARGE*     WITHOUT SALES CHARGE
----------------------------------------------------------------------
Class A Shares                    4.08       %           10.39        %
----------------------------------------------------------------------
Class B Shares                    5.09       %           10.09        %
----------------------------------------------------------------------
Class C Shares                   10.01       %           11.01        %
----------------------------------------------------------------------
MSCI World Net
Dividends Index                    N/A                    5.91        %
----------------------------------------------------------------------

 * The returns above with sales charge are calculated using the applicable sales charge for Class A shares and applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                              COUNTRY       NET ASSETS
-------------------------------  -------------  ---------------
Cie Financiere Richement AG 'A'   Switzerland           8.3%
WPP Group plc                       United              6.6%
                                    Kingdom
Benckiser N.V. 'B'                Netherlands           5.2%
New York Times Co. 'A'           United States          4.8%
Mediaset S.p.A.                      Italy              4.7%

TOP FIVE SECTORS
                      VALUE      PERCENT OF
SECTOR                (000)      NET ASSETS
-----------------     -----     -------------
Services            $     629         41.4%
Consumer Products         533         35.1%
Capital Equipment         149          9.8%
Materials                 116          7.7%
Diversified
 Operations                45          3.0%

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

WE RECENTLY SPOKE WITH THE MANAGER OF THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE INCEPTION OF THE FUND ON SEPTEMBER 25, 1998. THE FUND IS MANAGED BY PORTFOLIO MANAGER ANDREW BROWN, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT HIS VIEWS ON THE FUND'S PERFORMANCE FROM ITS INCEPTION UNTIL DECEMBER 31, 1998.

Q:  DESCRIBE THE STRATEGY YOU USE TO MANAGE THE FUND.

A: Welcome to the world of low portfolio turnover. We use a buy-and-hold strategy and seek to add value by investing for the long term as opposed to trading frequently and realizing short-term capital gains (losses). Specifically, we search for businesses with what we believe have superior economics that we consider undervalued. When we find companies that fit our requirements, we buy their stock at reasonable prices with the intention of holding it for the long term.

We look for businesses globally that we believe will earn above-average returns on their capital throughout economic cycles, even on a debt-free basis. Of the small minority of companies that can match this criterion, we've found that most tend to be companies whose strengths lie in intangible assets--such as trademarks, copyrights, or brand names--that are hard to create, and therefore difficult for competitors to replicate. These companies also tend to make minimal use of physical assets, such as plants, equipment, and property, and generally have low capital requirements.

Q: HAS THE GLOBAL ECONOMY AFFECTED THAT STRATEGY BEFORE OR SINCE THE FUND'S INCEPTION?

A: Our strategy has evolved in response to what we've seen happen repeatedly in the global economy. If a business whose primary assets are physical--such as pulp mills, hotels, or container ships--earns a superior return on its assets, this gives competitors an incentive to create identical or even more up-to-date versions of those assets. This can lead to overcapacity, which transforms superior returns into inferior returns, or even losses. During the period, we've seen increasing evidence of overcapacity in industry after industry. The bull market and low interest rates have made capital readily available to finance new capacity. Meanwhile, demand in emerging markets has failed to absorb that capacity. Information technology is working its magic to make manufacturers and distributors more productive which, in the absence of strong global demand, leads to a further surplus of productive capacity. As a result, price competition is intensifying, and deflation is becoming the norm in a number of commodities and manufactured goods.

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Therefore, we expect companies that rely on physical assets to struggle in this environment. As investors, we cope with this by concentrating on companies whose key assets are intangible and cannot be replicated simply with capital. We feel that our strategy of holding such companies may help the Fund perform better over the long term.

Q:  IN THIS ENVIRONMENT, WHAT HOLDINGS PERFORMED WELL?

A:  Strong contributors to performance included:

Tupperware--The global direct marketer of household products based in the United States was up 40 percent in the fourth quarter of 1998.

WPP Group--One of the largest advertising firm in the world was up 32 percent. Based in the U.K., WPP owns global agencies Oglivy & Mather and J. Walter Thompson.

Benckiser--The world's largest marketer of automated dishwashing detergent was up 31 percent. Based in the Netherlands, Benckiser's brands include Electrasol, Jet Dry, and Calgon.

New York Times--The publisher of the New York Times and the Boston Globe was up 26 percent.

Of course, not all stocks in the Fund performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q:  WERE THERE ANY DISAPPOINTMENTS?

A: One company that disappointed us was U.K.-based Reckitt & Colman, a household products company that owns the Lysol, Easy-Off, and Woolite brands. Reckitt, down 11 percent in the quarter, suffered from the economic problems in Brazil, where the company has a large share of the market for household cleaners. In addition, it weakened when major U.S. retailers such as Wal-Mart, K-mart, and Target took inventory out of their supply chains. Consequently, Reckitt lost a few days of wholesale level sales in its U.S. business during the second half of the year, and it could lose further days' sales in 1999, despite the fact that consumer demand for Reckitt products remains buoyant.

Another drag on the Fund was the French wine and spirits company, Pernod-Ricard, which was down 12 percent in U.S. dollars for the period. Pernod leads the French market, with brands such as Pernod, Ricard, Pastis 51, Wild Turkey, and Bushmills. Its stock price suffered when the French competition authorities held up the sale of its Orangina soft drink business to Coca-Cola because of antitrust concerns. We believe that Pernod, however, will be a solid performer for the long term.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund achieved a total return of 10.39 percent (Class A shares at net asset value) for the period from September 25 through December 31, 1998. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated a total return of 5.91 percent. The MSCI World Index is a broad-based index used as a benchmark for general equity funds. Keep in mind that this index is a broad-based statistical composite that does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

Q:  WHAT EFFECT WILL EUROPEAN ECONOMIC AND MONETARY UNION (EMU) HAVE ON THE
FUND?

A: Generally, our strategy is to seek companies that we believe are insulated from world trade because competition is fiercest and deflation most evident among tradable goods. We think this strategy will be particularly appropriate for continental Europe if, as expected, the euro proves to be a strong currency--which will make life tougher for exporters and companies that compete with imports. For example, we own Mediaset and TF-1, which are the leading commercial television broadcasters in Italy and France, respectively. They both are domestic companies with no exposure to tradable goods, they have strong and hard-to-replicate market positions, and they are in the rare position of being able to increase their prices--and hence their revenues and earnings.

--------------
           4

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

In addition, we expect the European Central Bank to keep interest rates low or perhaps cut them further because Germany, the euro zone's most important economy, is slowing down. We believe that low interest rates will continue to benefit the Fund by supporting the valuations of companies, like Mediaset and TF-1, that can continue to show growth.

Q:  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: We believe it will be a difficult time for companies that do not have unique franchises that can provide pricing power. We look for increased competition and continued deflation to erode corporate profitability in many industries. Therefore, we will maintain our strategy of buying and holding companies whose strength lies in intangible assets that are difficult to create or replicate because we believe these companies may be solid long-term performers.

Andrew Brown
PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
        SHARES                                                       (000)
--------------------------------------------------------------------------

COMMON STOCKS (97.0%)
  CANADA (3.5%)
         4,480   Torstar Corp. 'B'................................  $   53
                                                                    ------
  (b)Finland (4.2%)
           445   Kone Oyj 'B'.....................................      52
      (a)1,424   Rapala Normark Corp..............................      12
                                                                    ------
                                                                        64
                                                                    ------
  (b)France (9.6%)
           157   Groupe Danone RFD................................      45
           825   Pernod-Ricard....................................      54
           267   Societe Television Francaise(1)..................      47
                                                                    ------
                                                                       146
                                                                    ------
  (b)Italy (6.8%)
         8,800   Mediaset S.p.A...................................      71
     (a)33,900   Seat Pagine Gialle S.p.A.........................      32
                                                                    ------
                                                                       103
                                                                    ------
  (b)Netherlands (5.2%)
         1,200   Benckiser N.V. 'B'...............................      79
                                                                    ------
  (b)Spain (3.5%)
         1,699   Zardoya-Otis S.A.................................      53
                                                                    ------
  SWITZERLAND (14.9%)
            89   Cie Financiere Richemont AG 'A'..................     126
            20   Lindt & Spruengli AG.............................      52
            22   Nestle S.A. (Registered).........................      48
                                                                    ------
                                                                       226
                                                                    ------
  UNITED KINGDOM (32.8%)
        44,900   Aegis Group plc..................................      65
         4,350   Allied Domecq plc................................      40
         2,625   Burmah Castrol plc...............................      38
         6,590   Capital Radio plc................................      64
         3,250   Great Universal Stores plc.......................      34
         3,810   Imperial Tobacco Group plc.......................      41
         5,075   Reckitt & Colman plc.............................      67

                                                                     VALUE
        SHARES                                                       (000)
--------------------------------------------------------------------------
         3,430   Scottish Media Group plc.........................      40
         6,800   Time Products plc................................  $    9
        16,450   WPP Group plc....................................     100
                                                                    ------
                                                                       498
                                                                    ------
  UNITED STATES (16.5%)
           620   Brown-Forman Corp. 'B'...........................      47
         2,115   New York Times Co. 'A'...........................      73
         1,148   Philip Morris Cos., Inc..........................      62
         1,260   Snap-on Inc......................................      44
         1,470   Tupperware Corp..................................      24
                                                                    ------
                                                                       250
                                                                    ------
TOTAL COMMON STOCKS (COST $1,350).................................   1,472
                                                                    ------

          FACE
        AMOUNT
         (000)
--------------

SHORT-TERM INVESTMENT (6.7%)
  REPURCHASE AGREEMENT (6.7%)
$          101   Chase Securities, Inc., 4.45%, dated 12/31/98,
                   due 1/4/99, to be repurchased at $101,
                   collateralized by $65 U.S. Treasury Bonds,
                   11.25%, due 2/15/15, valued at $110 (COST
                   $101)..........................................     101
                                                                    ------
FOREIGN CURRENCY (0.0%)
    CAD      1   Canadian Dollar (Cost $0)........................      --
                                                                    ------
TOTAL INVESTMENTS (103.7%) (COST $1,451)..........................   1,573
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%).....................     (56)
                                                                    ------
NET ASSETS (100%).................................................  $1,517
                                                                    ------
                                                                    ------

---------------

(a)   --  Non-income producing security
(b) -- European assets as of December 31, 1998, reflect country-specific markets. On January 1, 1999, the currencies of countries participating in the European economic and monetary union convert to the euro.
RFD   --  Ranked for Dividend

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                IN EXCHANGE
TO DELIVER      VALUE     SETTLEMENT         FOR                      NET UNREALIZED
   (000)        (000)        DATE           (000)       VALUE (000)  GAIN (LOSS) (000)
-----------     -----     -----------  ---------------     -----     -----------------
   CAD  70    $      45      2/17/99      $      45      $      45       $      --
   GBP  70          116      5/10/99      $     115            115              (1)
                  -----                                      -----             ---
              $     161                                  $     160       $      (1)
                  -----                                      -----             ---
                  -----                                      -----             ---

---------------

CAD   --  Canadian Dollar
GBP   --  British Pounds

--------------------------------------------------------------------------------

     SUMMARY OF FOREIGN & U.S. EQUITY SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Services................................  $    629      41.4%
Consumer Products.......................       533      35.1
Capital Equipment.......................       149       9.8
Materials...............................       116       7.7
Diversified Operations..................        45       3.0
                                          --------       ---
                                          $  1,472      97.0%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                        (000)
---------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $1,451)       $1,573
  Cash                                      1
  Receivable for:
    Investment Adviser                     23
    Dividends and Interest                  4
                                       ------
      Total Assets                      1,601
                                       ------
LIABILITIES:
  Payable for:
    Shareholder Reporting Expenses         21
    Organizational Costs                   19
    Professional Fees                      17
    Transfer Agent Fees                    13
    Custody Fees                            7
    Distribution Fees                       2
    Administrative Fees                     1
    Directors' Fees and Expenses            1
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts             1
  Other                                     2
                                       ------
  Total Liabilities                        84
                                       ------
  NET ASSETS                           $1,517
                                       ------
                                       ------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $   14
  Paid in Capital in Excess of Par      1,402
  Accumulated Net Investment Loss         (16)
  Accumulated Net Realized Loss            (4)
  Unrealized Appreciation on
    Investments and Foreign Currency
    Translations                          121
                                       ------
NET ASSETS                             $1,517
                                       ------
                                       ------
CLASS A SHARES:
  Net Assets                           $  586
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         54
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $585,832 and 54,279
    Shares Outstanding)                $10.79
                                       ------
                                       ------
  Maximum Sales Charge                  5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))      $11.45
                                       ------
                                       ------
CLASS B SHARES:
  Net Assets                           $  414
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         38
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $414,078 and 38,406 Shares
    Outstanding)*                      $10.78
                                       ------
                                       ------
CLASS C SHARES:
  Net Assets                           $  517
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         48
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $517,210 and 47,575 Shares
    Outstanding)*                      $10.87
                                       ------
                                       ------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                    SEPTEMBER 25, 1998* TO DECEMBER 31, 1998
                                  (UNAUDITED)

                                       (000)
-------------------------------------------
INVESTMENT INCOME:
  Dividends                            $  6
  Interest                                3
  Less Foreign Taxes Withheld            (1)
                                       ----
    Total Income                          8
                                       ----
EXPENSES:
  Investment Advisory Fees                3
    Less: Fees Waived                    (3)
                                       ----
  Net Investment Advisory Fees           --
  Shareholder Reports                    23
  Amortization of Organizational
    Costs                                19
  Professional Fees                      17
  Transfer Agent Fees                    13
  Custodian Fees                          7
  Distribution Fees
    Class A                              --
    Class B                               1
    Class C                               1
  Directors' Fees and Expenses            2
  Administrative Fees                     2
  Other                                   4
  Expenses Reimbursed by Adviser        (81)
                                       ----
    Net Expenses                          8
                                       ----
Net Investment Income                    --
                                       ----
NET REALIZED LOSS ON:
  Foreign Currency Transactions          (4)
                                       ----
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments and Foreign Currency
    Translations                        121
                                       ----
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation             117
                                       ----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $117
                                       ----
                                       ----

---------------

  *  Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                    SEPTEMBER 25, 1998* TO DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                 (000)
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $        --
  Net Realized Loss                                                 (4)
  Change in Unrealized Appreciation/Depreciation                   121
                                                                ------
  Net Increase in Net Assets Resulting from
    Operations                                                     117
                                                                ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           (7)
  Class B                                                           (4)
  Class C                                                           (5)
                                                                ------
  Net Decrease in Net Assets Resulting from
    Distributions                                                  (16)
                                                                ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed                                                       412
  Distributions Reinvested                                           4
  Redeemed                                                          --
                                                                ------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                     416
                                                                ------
  Total Increase in Net Assets                                     517
NET ASSETS--Beginning of Period                                  1,000
                                                                ------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(16) at December 31,
  1998)                                                    $     1,517
                                                                ------
                                                                ------
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed (Initial Shares of 40)                              54
     Distributions Reinvested                                       --
     Redeemed                                                       --
                                                                ------
   Net Increase in Class A Shares Outstanding                       54
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $       146
     Distributions Reinvested                                        2
     Redeemed                                                       (1)
                                                                ------
   Net Increase                                            $       147
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $       400
                                                                ------
   Ending Paid in Capital                                  $       547
                                                                ------
                                                                ------
   Class B:
   ---------------------
   Shares:
     Subscribed (Initial Shares of 30)                              38
     Distributions Reinvested                                       --
                                                                ------
   Net Increase in Class B Shares Outstanding                       38
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $        87
     Distributions Reinvested                                        1
                                                                ------
   Net Increase                                            $        88
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $       300
                                                                ------
   Ending Paid in Capital                                  $       388
                                                                ------
                                                                ------
   Class C:
   ---------------------
   Shares:
     Subscribed (Initial Shares of 30)                              38
     Distributions Reinvested                                       --
                                                                ------
   Net Increase in Class C Shares Outstanding                       38
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $       179
     Distributions Reinvested                                        2
                                                                ------
   Net Increase                                            $       181
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $       300
                                                                ------
   Ending Paid in Capital                                  $       481
                                                                ------
                                                                ------
----------------------------------------------------------------------

* Commencement of operations

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 CLASS A                    CLASS B                    CLASS C
                                          ----------------------     ----------------------     ----------------------
                                          SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO
                                               DECEMBER 31, 1998          DECEMBER 31, 1998          DECEMBER 31, 1998
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)                (UNAUDITED)                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00     $                10.00     $                10.00
                                                         -------                    -------                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.02                         --                         --
  Net Realized and Unrealized Gain                          0.90                       0.89                       0.98
                                                         -------                    -------                    -------
  Total From Investment Operations                          0.92                       0.89                       0.98
                                                         -------                    -------                    -------
DISTRIBUTIONS
  Net Investment Income                                    (0.13)                     (0.11)                     (0.11)
                                                         -------                    -------                    -------
NET ASSET VALUE, END OF PERIOD            $                10.79     $                10.78     $                10.87
                                                         -------                    -------                    -------
                                                         -------                    -------                    -------
TOTAL RETURN (1)                                           10.39%                     10.09%                     11.01%
                                                         -------                    -------                    -------
                                                         -------                    -------                    -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $                  586     $                  414     $                  517
Ratio of Expenses to Average Net
  Assets                                                    1.80%**                    2.55%**                    2.55%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                     0.58%**                   (0.17)%**                  (0.17)%**
Portfolio Turnover Rate                                        0%                         0%                         0%
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $                 0.72     $                 0.35     $                 1.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                           26.54%**                   27.29%**                   27.29%**
  Net Investment Income (Loss) to
    Average Net Assets                                    (24.14)%**                 (24.89)%**                 (24.89)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Global Franchise Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign

------------------
          12

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as Foreign in the Portfolio of Investments) may be created and offered for investment. The local and foreign shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation. The Fund records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

                                                              ------------------
                                                                    13

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                             CLASS B
                                     CLASS A             AND CLASS C
                              MAX. OPERATING          MAX. OPERATING
ADVISORY FEE                   EXPENSE RATIO           EXPENSE RATIO
--------------------  ----------------------  ----------------------
1.00%..............                  1.80%                   2.55%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $1,023 for Class A shares.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of $394. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the period ended December 31, 1998, the Fund made purchases of approximately $1,350,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                                NET
 COST         APPREC.   (DEPREC.)      APPRECIATION
 (000)          (000)       (000)             (000)
------------  -------  ----------   ---------------
$1,451....... $  139   $     (17)   $          122

------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Ronald A. Nyberg
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999